UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4519

T. Rowe Price Capital Appreciation Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1: Report to Shareholders

Capital Appreciation Fund	June 30, 2008

The views and opinions in this report were current as of June 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

The first six months of 2008 will go down in history as a period of significant capital market and global economic stress caused by the worst U.S. housing downturn in more than a generation and the aftermath of poor lending standards prior to its collapse. The direct impact has cascaded throughout the global financial system with higher credit losses, dilutive capital raisings, and tighter lending standards. To make matters worse, global commodity prices have soared due to continued strong emerging market demand and investor demand for real assets during a period of rising inflation. U.S. consumers have been at the epicenter of these twin challenges, pressured by higher unemployment, higher gas prices, and, in some cases, homes that they can no longer afford.

Against this difficult backdrop, equity markets struggled in the first half of 2008, with the broad S&P 500 down nearly 12%. Your fund performed considerably better during this period, declining only 3.42% despite some considerable headwinds. (Returns for Advisor Class shares reflect a different fee structure.)

HIGHLIGHTS

• Equity markets struggled while fixed-income investments held up better in the first half of 2008—a period of significant capital market and global economic stress.

• Your fund declined but outperformed the equity market by a considerable margin, helped by our focus on capital preservation and pursuit of strong risk-adjusted returns.

• In the last six months, we upgraded the quality of the portfolio; moved into new, attractive asset classes; reduced risk by selling covered calls; and increased our exposure to high-quality financials through convertible securities.

• We are attempting to position your fund for a market rebound while remaining very mindful of risk to minimize losses if difficult market conditions persist.

We significantly outperformed the S&P 500 with roughly two-thirds of the equity market’s risk, as measured by volatility relative to the S&P 500. We also outperformed our Lipper and Morningstar benchmarks by a considerable margin, as shown in the Performance Comparison table on page 1. However, I would emphasize that these benchmarks are imperfect at best since your fund’s strategy of capital preservation, value investing, and seeking strong risk-adjusted returns is not necessarily consistent with these benchmarks. For better or worse, Capital Appreciation is a unique fund with a unique mission that does not fit neatly into benchmarks, and we do not manage the portfolio to these benchmarks.

Your fund’s attention to risk and capital preservation led us away from many of the most credit-sensitive financials, risky consumer stocks, and equities with high price/earnings (P/E) multiples that corrected in the first half of the year. Because of our risk-aware focus, our stocks held up much better than the broad equity market, and our bond holdings returned more than double the returns of the bond market.

We were able to achieve these results despite some very considerable headwinds to our investment philosophy. Our value-oriented and contrarian investing strategies were very much out of favor in the first half of the year, with growth and momentum strategies significantly outperforming traditional value strategies. Again, good stock selection, attention to risk, and strong bond selection more than overcame these considerable headwinds.

We used market weakness in the second half of last year and in the first half of 2008 to upgrade the quality of the portfolio and, in doing so, reduce risk without sacrificing the potential for future gains. We believe this strategy materially boosted returns in the last six months. At our core, we prefer to make investments in companies with solid management teams, strong balance sheets, better-than-average businesses, and attractive capital redeployment strategies that are trading at attractive valuations. Unfortunately, in most market environments, companies with those characteristics tend to trade for lofty valuations. However, the deep correction in the market has given us the opportunity to invest in several high-quality firms that have those attractive characteristics at very reasonable valuations. We used market weakness to add to or initiate positions in a number of high-quality names such as Danaher, Ameriprise Financial, Time Warner, Lazard, ExxonMobil, Marriott, ITT, Baxter International, Henry Schein, State Street, Xilinx, Millipore, and a number of utilities. We feel these securities have limited downside from current levels and strong appreciation potential over the next two to three years. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

In addition, the recent wave of capital raisings by financial institutions has created an attractive way to invest in beaten-down financials without sacrificing our focus on downside risk. We have invested in a series of convertible instruments in some of the largest financial institutions. These convertibles should limit our downside, provide attractive yields, and allow us to participate in the recovery of their stock prices.

As for our fixed-income investments, we eliminated positions in Treasury securities in the last six months. We are concerned that the very low “real” (inflation-adjusted) yields on Treasuries are unsustainable, given the elevated levels of inflation and rising government budget deficits.

Your fund, along with a number of other T. Rowe Price value funds, has taken advantage of the dislocation in the fixed-income markets to invest in bank debt at very distressed prices. Today, bank debt is very much like traditional bonds, is publicly traded, and is currently owned by various T. Rowe Price fixed-income funds. Bank debt is not financial-institution debt, but it is the most senior debt of firms, in various sectors, that banks originate but syndicate out to institutional investors. Bank debt has two very attractive features relative to most traditional bonds. First, bank debt has the most senior claim on a firm’s assets and cash flows. As a result, in a bankruptcy scenario, the recovery value on bank debt tends to be very high when compared with a conventional bond. Second, the interest rate on bank debt is floating, not fixed. This means we will earn more income to compensate us if interest rates rise. Most traditional bonds are fixed-rate instruments that decline in value when interest rates rise. We have roughly 4% of your fund in bank debt (through the T. Rowe Price Institutional Floating Rate Fund and individual bank debt names), and we view this asset class as having, by far, the best risk/reward profile within the bond market today.

In our financial statements following this letter, you may see that we have sold some covered calls against a number of equity positions in the fund. When we write a call against a position, we are essentially sacrificing some of the upside in a stock above a certain level (usually 10% to 15% from current levels) in return for current income. This helps to limit our downside since the extra income generated can cushion the declines in the underlying stock in difficult market environments. This strategy generated positive returns through the first half of the year and is very consistent with our focus on capital preservation.

To summarize, we have taken several measures to meet the fund’s short-and long-term investment objectives in the last six months: We upgraded the quality of our holdings, moved into attractive new asset classes, reduced risk by selling covered calls, and increased our exposure to financials through convertible securities with an attractive risk/reward tradeoff. Now, let me share a few observations on the current economic and stock market environment.

While the current consumer-led downturn in the U.S. feels unprecedented in its magnitude, it is not too dissimilar to what the U.S. went through in 1990. At that time, the U.S. was in a recession, oil was spiking, unemployment and inflation were high, the budget deficit was growing, geopolitical tensions had risen following Iraq’s invasion of Kuwait, banks were stretched from the savings and loan (S&L) crisis and would soon start failing in droves, and consumer confidence was low. The stock market was under considerable pressure throughout much of 1990, and investor sentiment was very bearish. However, buying stocks during the height of the market panic and fear in October 1990 would have generated returns exceeding 30% over the next 12 months.

Simply put, the greatest returns come out of periods of the greatest uncertainty. History demonstrates that buying stocks during recessions generates two to three times normalized returns in the following year. Buying when others are fearful and scared is not easy, but it can be very rewarding if done with careful attention to risk and reward—which is what we attempt to do every day. Broadly speaking, we think stock market valuations today are very attractive.

While I cannot tell you when the economic environment will improve, I can tell you that we are buying a host of stocks, bonds, and convertible securities with exceptional risk/reward characteristics that should generate solid returns on the other side of this challenging economic environment—all the while maintaining our focus on downside risk and capital preservation.

PORTFOLIO REVIEW

The energy sector was the greatest contributor to your fund’s performance in the first half of 2008. Booming oil and natural gas prices driven by strong emerging markets demand and weak supply growth drove sector returns. Our investments in BJ Services, CNX Gas, and an Oil States International convertible security did quite well and were the fund’s top performance contributors. Despite this, our modest underweight in energy and large positions in some of the less risky major integrated oil giants, such as ExxonMobil and Total, hurt relative performance.

Not surprisingly, the financials sector fared worst and had the largest negative impact on fund performance. Investments in Merrill Lynch, Morgan Stanley, Ameriprise Financial, and Genworth Financial materially detracted from our results as they fell far below our sum-of-the-parts and other downside valuation targets. In spite of these challenges, being materially underweight in credit-sensitive banks significantly helped our relative performance. Our stock selection within financials was the best of any sector and helped mitigate overall fund losses.

The consumer staples sector was the second-largest contributor to performance in the first half. Anheuser-Busch received a hostile takeover offer from Belgian-based brewer InBev, at a price well above where it was trading at the beginning of the year. After our reporting period ended, Anheuser-Busch and InBev agreed to merge at $70 per share. Wal-Mart was a very strong contributor, as the company slowed the pace of new store openings—thereby increasing free cash flow—and benefited from consumers eating out less and shopping more at discount retailers.

Our bonds did well and outperformed the overall bond market, as mentioned earlier. When government bond yields were very low in early 2008, we sold the last of our Treasuries at very advantageous prices. Our investments in bank debt and short-term, higher-yielding bonds drove most of our fixed-income portfolio’s performance. Also, our large cash position outperformed the bond market.

We used unexpected weakness early in the first quarter to purchase a number of high-quality utilities at attractive prices. Companies such as PG&E, Sempra Energy, and Xcel Energy were added to the portfolio or became larger positions; as a result, our underweighting in utilities became a significant overweighting. Utilities was the third-strongest sector in the first half, trailing only materials and energy. Moving to an overweight position in this sector contributed positively to the fund’s absolute and relative returns.

PORTFOLIO STRATEGY AND OUTLOOK

We do not see the economic environment improving materially until sometime in 2009, as home price declines should continue through at least the middle of next year, banks will continue raising capital and incurring losses on bad loans, and inflation and higher unemployment will depress consumer spending. However, an unexpected decline in the prices of oil and other commodities could have a decidedly positive impact on the consumer and potentially result in the economic environment improving sooner.

While we are not in the latter stages of this economic downturn, we are no longer in the early innings. Many subprime-related mortgage-backed securities have been already written down closer to fair value. Large and mid-size U.S. banks are probably more than halfway through their capital raisings, and balance sheets are starting to improve. New residential construction and automotive sales are nearing all-time lows as a percentage of GDP. With the rest of world starting to slow, it is likely, but not certain, that reduced demand for oil at the same time OPEC supply is starting to grow will reduce oil prices.

In terms of portfolio strategy, we are continuing to add to higher-quality, higher-conviction investments with less downside risk that meet most, if not all, of our criteria. We are still seeking attractively valued convertible instruments, particularly in the financials sector. Also, the bank debt market appears quite attractive. We are attempting to position your fund for a market rebound while remaining very mindful of risk to minimize losses if difficult market conditions persist.

IN CLOSING

I would like to thank the members of the Investment Advisory Committee responsible for the oversight of your fund for their valuable input, suggestions, and dialogue over the last six months. This team, which comprises portfolio managers, quantitative analysts, fixed-income analysts, and equity analysts with many decades of combined investment experience, is supported by a strong global equity and fixed-income platform of more than 140 analysts.

Thank you for the confidence that you have placed in us.

Respectfully submitted,

David R. Giroux
Chairman of the fund’s Investment Advisory Committee

July 24, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed-income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Moderate Allocation Average: Tracks the performance of funds that seek both moderate capital appreciation and income by investing in stocks, bonds, and cash.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/08‡	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
NET ASSET VALUE						
Beginning of period	$ 19.90	$ 20.62	$ 20.06	$ 19.49	$ 17.50	$ 14.21
Investment activities						
Net investment income	0.19¤	0.51	0.48	0.33	0.29	0.25
Net realized and unrealized gain (loss)	(0.87)	0.42	2.44	1.01	2.38	3.36
Total from investment activities	(0.68)	0.93	2.92	1.34	2.67	3.61
Distributions						
Net investment income	–	(0.53)	(0.50)	(0.30)	(0.29)	(0.26)
Net realized gain	–	(1.12)	(1.86)	(0.47)	(0.39)	(0.06)
Total distributions	–	(1.65)	(2.36)	(0.77)	(0.68)	(0.32)
NET ASSET VALUE						
End of period	**$ 19.22**	**$ 19.90**	**$ 20.62**	**$ 20.06**	**$ 19.49**	**$ 17.50**

Ratios/Supplemental Data

Total return^	**(3.42)%¤**	**4.56%**	**14.54%**	**6.85%**	**15.29%**	**25.47%**
Ratio of total expenses to average net assets	0.71%+¤	0.71%	0.73%	0.76%	0.78%	0.83%
Ratio of net investment income to average net assets	2.01%+¤	2.37%	2.30%	1.66%	1.84%#	1.85%
Portfolio turnover rate	90.2%+	52.6%	53.7%	12.1%	17.6%	17.9%
Net assets, end of period (in millions)	$ 9,721	$ 10,325	$ 9,312	$ 7,384	$ 4,962	$ 2,942

‡ Per share amounts calculated using average shares outstanding method.

¤ See Note 5. Excludes expenses permanently waived 0.01% of average net assets for the six months ended 6/30/08, related to investments in T. Rowe Price mutual funds.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Annualized

\# Includes the effect of a one-time special dividend (0.29% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/08‡	Year Ended 12/31/07‡	12/31/06‡	12/31/04 Through 12/31/05‡
NET ASSET VALUE				
Beginning of period	19.82	20.54	20.02	19.49
Investment activities				
Net investment income	0.17¤	0.46	0.43	0.26
Net realized and unrealized gain (loss)	(0.88)	0.41	2.41	1.03
Total from investment activities	(0.71)	0.87	2.84	1.29
Distributions				
Net investment income	–	(0.47)	(0.46)	(0.29)
Net realized gain	–	(1.12)	(1.86)	(0.47)
Total distributions	–	(1.59)	(2.32)	(0.76)
NET ASSET VALUE				
End of period	$ 19.11	$ 19.82	$ 20.54	$ 20.02

Ratios/Supplemental Data

Total return^	(3.58)%¤	4.29%	14.17%	6.60%
Ratio of total expenses to average net assets	0.99%+¤	0.99%	1.01%	1.09%
Ratio of net investment income to average net assets	1.73%+¤	2.10%	2.02%	1.42%
Portfolio turnover rate	90.2%+¤	52.6%	53.7%	12.1%
Net assets, end of period (in millions)	$ 145	$ 175	$ 51	$ 20

‡ Per share amounts calculated using average shares outstanding method.

¤ See Note 5. Excludes expenses permanently waived 0.01% of average net assets for the six months ended 6/30/08, related to investments in T. Rowe Price mutual funds.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 64.8%		
CONSUMER DISCRETIONARY 13.5%		
Auto Components 1.2%		
TRW (1)	1,659,236	30,646
WABCO	1,995,000	92,688
		123,334
Diversified Consumer Services 1.8%		
H&R Block (2)	8,071,300	172,726
		172,726
Hotels, Restaurants & Leisure 0.8%		
Marriott, Class A	3,055,500	80,176
		80,176
Household Durables 1.9%		
Fortune Brands	1,507,800	94,102
Newell Rubbermaid	5,596,500	93,965
		188,067
Media 5.2%		
Cablevision, Class A (1)	5,305,000	119,893
DISH Network (1)	948,300	27,766
McGraw-Hill	669,700	26,869
Time Warner	17,834,815	263,955
Time Warner Cable, Class A (1)	2,972,195	78,704
		517,187
Multiline Retail 0.4%		
Kohl's (1)	878,000	35,155
		35,155
Specialty Retail 2.2%		
Home Depot	544,287	12,747
Lowes (2)	5,251,800	108,975

TJX (2)	2,941,000	92,553
		214,275
Total Consumer Discretionary		1,330,920
CONSUMER STAPLES 4.2%		
Beverages 0.9%		
Anheuser-Busch	1,373,000	85,291
		85,291
Food & Staples Retailing 1.8%		
CVS Caremark (2)	660,000	26,116
Wal-Mart Store (2)	2,624,900	147,520
		173,636
Food Products 1.1%		
General Mills (2)	1,853,600	112,643
		112,643
Household Products 0.4%		
Procter & Gamble (2)	633,220	38,506
		38,506
Total Consumer Staples		410,076
ENERGY 8.8%		
Energy Equipment & Services 1.0%		
BJ Services (2)	1,205,000	38,488
Schlumberger	531,894	57,141
		95,629
Oil, Gas & Consumable Fuels 7.8%		
CNX Gas (1)	2,586,616	108,741
ExxonMobil	3,085,000	271,881
Japan Petroleum Exploration (JPY)	255,400	18,291
Murphy Oil	1,000,573	98,106

Real Estate Management & Development 0.3%		
St. Joe	922,423	31,658
		31,658
Total Financials		829,093
HEALTH CARE 6.3%		
Health Care Equipment & Supplies 2.9%		
Baxter International (2)	1,655,600	105,859
Covidien	3,694,472	176,928
		282,787
Health Care Providers & Services 1.3%		
Cardinal Health (2)	1,217,500	62,799
CIGNA	770,600	27,272
WellPoint (1)	837,400	39,910
		129,981
Life Sciences Tools & Services 0.5%		
Millipore (1)	690,100	46,830
		46,830
Pharmaceuticals 1.6%		
Merck	89,600	3,377
Pfizer (2)	2,735,000	47,781
Wyeth (2)	2,249,000	107,862
		159,020
Total Health Care		618,618
INDUSTRIALS & BUSINESS SERVICES 7.3%		
Aerospace & Defense 0.1%		
Honeywell International	278,400	13,998
		13,998

Industrial Conglomerates 2.3%		
3M (2)	455,000	31,664
GE (2)	2,169,700	57,909
Tyco International (2)	3,534,400	141,517
		231,090
Machinery 4.7%		
Danaher	3,305,800	255,538
Illinois Tool Works	2,750,800	130,691
ITT (2)	1,157,800	73,323
		459,552
Trading Companies & Distributors 0.2%		
Marubeni (JPY)	2,333,000	19,452
		19,452
Total Industrials & Business Services		724,092
INFORMATION TECHNOLOGY 7.4%		
Communications Equipment 0.4%		
Alcatel-Lucent, ADR (1)	6,355,900	38,390
		38,390
Computers & Peripherals 1.6%		
Dell (1)	7,124,382	155,881
		155,881
Electronic Equipment & Instruments 2.5%		
Tyco Electronics	6,985,000	250,203
		250,203
IT Services 1.3%		
Western Union	5,334,600	131,871
		131,871

Reliant Energy (1)	258,500	5,498
		35,874
Multi-Utilities 3.4%		
CenterPoint Energy	865,000	13,883
PG&E	2,611,800	103,662
Sempra Energy	2,482,420	140,133
XCEL Energy	4,073,100	81,747
		339,425
Total Utilities		496,435
Total Common Stocks (Cost $6,228,475)		6,393,768
CONVERTIBLE PREFERRED STOCKS 6.0%		
CONSUMER DISCRETIONARY 0.8%		
Household Durables 0.8%		
Newell Financial Trust	1,634,400	75,182
Total Consumer Discretionary		75,182
FINANCIALS 4.4%		
Capital Markets 0.8%		
Affiliated Managers Group	1,125,900	49,258
Merrill Lynch, Acquisition Date: 1/18/08 Acquisition Cost $45,500 (3)	455	29,576
		78,834
Commercial Banks 0.2%		
National City, Acquisition Date: 4/28/08 Acquisition Cost $15,900 (3)	159	15,168
		15,168
Diversified Financial Services 2.4%		
Bank of America	175,900	156,353
CIT Group	142,625	5,884

Citigroup	1,581,700	69,397
		231,634
Insurance 0.4%		
Aspen Insurance Holdings	956,800	43,884
		43,884
Thrifts & Mortgage Finance 0.6%		
Federal National Mortgage Assn.	473	28,498
Federal National Mortgage Assn. (1)	875,200	33,315
		61,813
Total Financials		431,333
INFORMATION TECHNOLOGY 0.2%		
Communications Equipment 0.2%		
Lucent Technologies	26,510	20,830
Total Information Technology		20,830
TELECOMMUNICATION SERVICES 0.1%		
Wireless Telecommunication Services 0.1%		
Crown Castle	267,251	14,545
Total Telecommunication Services		14,545
UTILITIES 0.5%		
Independent Power Producers & Energy Traders 0.5%		
NRG Energy	23,800	51,814
Total Utilities		51,814
Total Convertible Preferred Stocks (Cost $650,480)		593,704
CONVERTIBLE BONDS 6.5%		
Actuant, 2.00%, 11/15/23	2,000,000	3,296

Allergan, 1.50%, 4/1/26	1,608,000	1,701
General Growth Properties, 3.98%, 4/15/27 (4)	19,705,000	15,544
Group 1 Automotive, VR, 2.25%, 6/15/36	21,290,000	12,670
Henry Schein, 3.00%, 8/15/34	48,680,000	60,430
Host Hotels & Resorts, 2.625%, 4/15/27 (4)	19,383,000	15,982
JDS Uniphase, 1.00%, 5/15/26	28,682,000	22,336
Kilroy, 3.25%, 4/15/12 (4)	4,052,000	3,299
Liberty Media, 3.50%, 1/15/31	68,361,000	32,200
Liberty Media, VR, 3.125%, 3/30/23	6,672,000	7,001
Lifepoint Hospitals, 3.25%, 8/15/25	34,053,000	28,314
Linear Technology, 3.00%, 5/1/27	16,884,000	16,203
Lucent Technologies, VR, 2.875%, 12/15/23	29,500,000	27,054
Lucent Technologies, VR, 2.875%, 6/15/25	44,342,000	35,209
Medtronic, 1.50%, 4/15/11	13,044,000	13,866
Millipore, 3.75%, 6/1/26	40,064,000	40,663
Newmont Mining, 1.25%, 7/15/14 (4)	8,795,000	11,435
Newmont Mining, 1.625%, 7/15/17 (4)	3,938,000	5,102
Newport, 2.50%, 2/15/12	28,293,000	23,416
Oil States International, 2.375%, 7/1/25	47,697,000	100,243
Peabody Energy, 4.75%, 12/15/66	17,500,000	29,246
Schlumberger, 2.125%, 6/1/23	13,200,000	36,076
United Auto Group, 3.50%, 4/1/26	6,522,000	6,025
USF&G, VR 0.00%, 3/3/09	15,349,000	15,160
Valeant, 4.00%, 11/15/13	32,185,000	28,028
Xilinx, 3.125%, 3/15/37	55,500,000	52,725
Total Convertible Bonds (Cost $604,041)		643,224

CORPORATE BONDS 6.0%

American Home Products, STEP, 6.95%, 3/15/11	6,735,000	7,132

American Tower, 7.125%, 10/15/12	13,008,000	13,203
American Tower, 7.50%, 5/1/12	685,000	695
Avon Products, 7.15%, 11/15/09	6,735,000	6,968
Cilcorp, 8.70%, 10/15/09	7,485,000	7,672
Cincinnati Gas & Electric, 5.70%, 9/15/12	23,768,000	24,273
Clear Channel Communications, 4.25%, 5/15/09	1,925,000	1,848
Comcast, 5.50%, 3/15/11	6,705,000	6,742
CSC Holdings, 7.25%, 7/15/08	42,402,000	42,455
CSC Holdings, 7.625%, 4/1/11	26,810,000	26,274
Echostar DBS, 5.75%, 10/1/08	55,110,000	55,248
Ford Motor Credit, VR, 7.163%, 4/15/12	16,779,000	16,027
Fortune Brands, 5.125%, 1/15/11	6,730,000	6,642
Freeport McMoran Copper & Gold, VR, 5.883%, 4/1/15	34,470,000	34,478
General Motors Acceptance Corporation, 5.625%, 5/15/09	3,300,000	3,053
Heinz, STEP, 6.625%, 7/15/11	6,735,000	7,032
Hewlett-Packard, VR, 3.081%, 9/3/09	26,940,000	26,988
Home Depot, 5.20%, 3/1/11	14,557,000	14,530
IBM International Group Capital, VR, 3.253%, 7/29/09	13,475,000	13,518
International Paper, 7.40%, 6/15/14	6,670,000	6,679
Kraft Foods, 4.125%, 11/12/09	12,130,000	12,098
Kraft Foods, 6.25%, 6/1/12	6,700,000	6,863
Kroger, 6.80%, 4/1/11	6,740,000	7,026
Litton Industries, 8.00%, 10/15/09	16,845,000	17,727
Marsh & McLennan, 7.125%, 6/15/09	14,466,000	14,621
MGM Mirage, 6.00%, 10/1/09	23,800,000	23,473
NXP, VR, 5.463%, 10/15/13	7,850,000	6,869
SLM, VR, 3.06%, 7/27/09	11,000,000	10,316
Southern Power, 6.25%, 7/15/12	13,700,000	14,283
TECO Finance, 7.00%, 5/1/12	11,300,000	11,557

Time Warner, VR, 2.915%, 11/13/09	41,490,000	40,616
United Auto Group, 7.75%, 12/15/16	8,595,000	7,542
Viacom, VR, 3.126%, 6/16/09	13,470,000	13,286
Wal-Mart Stores, 4.125%, 7/1/10	13,475,000	13,658
Waste Management, 7.375%, 8/1/10	11,805,000	12,312
Williams Companies, STEP, 8.125%, 3/15/12	19,425,000	20,590
Xerox, 9.75%, 1/15/09	31,150,000	32,076
Total Corporate Bonds (Cost $585,195)		586,370

BANK DEBT 0.5% (5)

CORPORATE SECURITIES 0.5%

Cedar Fair, VR, 4.483%, 8/30/12, Acquisition Date: 2/27/08 and 3/12/08, Acquisition Cost $4,443 (3)	4,725,888	4,472
CSC Holdings, VR, 4.34%, 5/2/14, Acquisition Date: 2/19/08 and 2/21/08, Acquisition Cost $4,991 (3)	5,414,336	5,140
Georgia Pacific, VR, 4.449%, 12/20/12, Acquisition Date: 2/15/08 and 3/06/08, Acquisition Cost $12,400 (3)	13,465,561	12,677
MGM Mirage, VR, 3.518%, 10/3/11, Acquisition Date: 4/23/08 and 5/12/08, Acquisition Cost $8,331 (3)	9,321,428	8,389
Texas Competitive Electric, VR, 6.168%, 10/10/14, Acquisition Date: 2/29/08 and 3/13/08, Acquisition Cost $19,325 (3)	21,153,484	19,553
Total Corporate Securities		50,231
Total Bank Debt (Cost $49,461)		50,231

OPTIONS PURCHASED 0.0%

Automatic Data Processing, Call, 1/16/10 @ $50.00 (1)	31,700	70
Danaher Corporation, Call, 1/16/10 @ $80.00 (1)	32,200	353
International Paper, Call, 1/16/10 @ $35.00 (1)	33,600	21
Johnson & Johnson, Call, 1/16/10 @ $65.00 (1)	102,800	555
Johnson & Johnson, Call, 1/16/10 @ $70.00 (1)	63,300	206
Northrop Grumman, Call, 1/16/10 @ $80.00 (1)	12,600	58

WellPoint, Call, 1/16/10 @ $50.00 (1)	104,600	879
WellPoint, Call, 1/17/09 @ $55.00 (1)	419,000	1,058
Total Options Purchased (Cost $3,992)		3,200
BOND MUTUAL FUNDS 2.3%		
T. Rowe Price Institutional Floating Rate Fund, 5.55% (6)(7)	22,162,862	224,953
Total Bond Mutual Funds (Cost $221,342)		224,953
SHORT-TERM INVESTMENTS 14.8%		
Money Market Funds 14.8%		
T. Rowe Price Reserve Investment Fund, 2.71% (6)(8)	1,464,157,150	1,464,157
Total Short-Term Investments (Cost $1,464,157)		1,464,157
Total Investments in Securities		
100.9% of Net Assets (Cost $9,807,143)		**$ 9,959,607**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) All or a portion of this security is pledged to cover written call options at June 30, 2008.

(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $94,975 and represents 1.0% of net assets.

(4) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period end amounts to $51,362 and represents 0.5% of net assets.

(5) Bank debt positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.

(6) Affiliated Companies

(7) SEC 30-day yield

(8) Seven-day yield

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $9,807,143)	$ 9,959,607
Receivable for investment securities sold	74,240
Interest and dividends receivable	31,690
Receivable for shares sold	26,144
Other assets	406
Total assets	10,092,087
Liabilities	
Payable for investment securities purchased	178,804
Written options (premiums $33,448)	26,274
Payable for shares redeemed	14,079
Investment management fees payable	4,902
Due to affiliates	654
Other liabilities	552
Total liabilities	225,265
NET ASSETS	$ 9,866,822
Net Assets Consist of:	
Undistributed net investment income	$ 101,708
Accumulated undistributed net realized gain	138,572
Net unrealized gain	159,689
Paid-in capital applicable to 513,376,576 no par value shares of beneficial interest outstanding; unlimited number of shares authorized	9,466,853
NET ASSETS	$ 9,866,822
NET ASSET VALUE PER SHARE	
Investor Class ($9,721,402,335 / 505,766,174 shares outstanding)	$ 19.22
Advisor Class ($145,420,082 / 7,610,402 shares outstanding)	$ 19.11

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/08	Year Ended 12/31/07
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 99,701	$ 249,437
Net realized gain	60,484	679,819
Change in net unrealized loss	(526,368)	(487,777)
Increase (decrease) in net assets from operations	(366,183)	441,479
Distributions to shareholders		
Net investment income		
Investor Class	–	(256,606)
Advisor Class	–	(4,169)
Net realized gain		
Investor Class	–	(542,249)
Advisor Class	–	(9,935)
Decrease in net assets from distributions	–	(812,959)
Capital share transactions*		
Shares sold		
Investor Class	887,651	2,549,646
Advisor Class	46,923	193,675
Distributions reinvested		
Investor Class	–	759,724
Advisor Class	–	13,892
Shares redeemed		
Investor Class	(1,131,793)	(1,938,109)
Advisor Class	(70,448)	(69,840)
Increase (decrease) in net assets from capital share transactions	(267,667)	1,508,988
Net Assets		
Increase (decrease) during period	(633,850)	1,137,508
Beginning of period	10,500,672	9,363,164
End of period	**$ 9,866,822**	**$ 10,500,672**
Undistributed net investment income	101,708	2,007

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Capital Appreciation Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks. It may also hold fixed-income and other securities to help preserve principal value. The fund has two classes of shares: the Capital Appreciation Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1986, and Capital Appreciation Fund—Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $198,000 for the six months ended June 30, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncement On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Options Call and put options give the holder the right to purchase and sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Purchased options are reflected in the accompanying Portfolio of Investments at market value. Written options are reflected in the accompanying Statement of Assets and Liabilities at market value. Transactions in options written and related premiums received during the six months ended June 30, 2008, were as follows:

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $4,210,603,000 and $3,837,145,000, respectively, for the six months ended June 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2008.

At June 30, 2008, the cost of investments for federal income tax purposes was $9,807,143,000. Net unrealized gain aggregated $159,689,000 at period-end, of which $760,699,000 related to appreciated investments and $601,010,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2008, expenses incurred pursuant to these service agreements were $77,000 for Price Associates, $2,833,000 for T. Rowe Price Services, Inc., and $820,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the six months ended June 30, 2008 are as follows:

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Trustees (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) and compared them with fees and expensesof other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (for both classes) was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the expense ratio for the Investor Class was above the median for certain groups of comparable funds but below the median for other groups of comparable funds, and that the expense ratio for the Advisor Class was at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Appreciation Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2008